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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 4, 2002


                            TRAFFIC TECHNOLOGY, INC.
                (Name of registrant as specified in its charter)



          ARIZONA                        000-33039               86-0932112
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


           8350 East Evans Road, Suite B-4, Scottsdale, Arizona 85260
              (Address of principal executive offices) (zip code)


                  Registrant's telephone number: (480) 607-0033

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.  Changes in Control of Registrant.

         None

ITEM 2.  Acquisition or Disposition of Assets.

         None

ITEM 3.  Bankruptcy or Receivership.

         None

ITEM 4.  Changes in Registrant's Certifying Accountant.

         None

ITEM 5.  Other Events and Regulation FD Disclosure.

         The Company has received clearance by the NASD for its Common Stock to begin trading on the OTC Bulletin Board, under the symbol TRFT. The Company expects that its Common Stock will begin trading on Tuesday, October 8, 2002, subject to market conditions.

ITEM 6.  Resignations of Registrant's Directors.

         None

ITEM 7.  Financial Statements and Exhibits.

         None

ITEM 8.  Change in Fiscal Year.

         None

ITEM 9.  Regulation FD Disclosure

         None

                                   SIGNATURES


                                        Traffic Technology, Inc
                                        (Registrant)


Date: October 4, 2002                   /s/ Marco Messina
                                        ------------------------------
                                        Marco Messina
                                        CEO